Exhibit 32.1

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of California Clean Air, Inc.("Company") on Form 10- QSB for the period ended September 30, 2003 ("Report") I, Stephen D. Wilson, President of the Company, certify that to the best of my knowledge:

         (1) The Report fully complies with the requirements of the Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and,

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 14, 2003

                                                     /s/ STEPHEN D. WILSON

                                                     Stephen D. Wilson